UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

SCHEDULE 14A
Amendment No. 1

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant ☒
Filed by a Party other than the registrant ☐

Check the appropriate box:
☐ Preliminary proxy statement.
☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☒ Definitive proxy statement.
☐ Definitive additional materials.
☐ Soliciting material pursuant to § 240.14a-11(c) of § 240.14a-12.

THERMOENERGY CORPORATION
(Name of Registrant as Specified in its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:______________________

(2) Aggregate number of securities to which transaction applies:______________________

(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________

(4) Proposed maximum aggregate value of transaction:______________________

(5) Total fee paid:__________________________________________________

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount Previously Paid:  __________
(2)           Form, Schedule or Registration Statement No.:  __________
(3)           Filing Party:  __________
(4)           Date Filed:  __________

Explanatory Note

We are filing this Amendment No. 1 to our definitive proxy statement on Schedule 14A in order to correct the inadvertent omission from the discussion of the proposal to amend our Certificate of Incorporation of the number of shares of our Series B Convertible Preferred Stock and the number of Common Stock Purchase Warrants issued or issuable pursuant to the Securities Purchase Agreement dated as of November 16, 2009.

NOTICE OF SPECIAL MEETING
IN LIEU OF THE 2009 ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders of ThermoEnergy Corporation (“ThermoEnergy”), will be held Tuesday, December 15, 2009 at 10:00 a.m., local time, at the Millenium Broadway Hotel, 145 West 44th Street, New York, New York, for these purposes:

1.	To elect three directors to serve on ThermoEnergy’s Board of Directors, to serve until the 2010 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2.
To consider and act upon a proposal to amend ThermoEnergy’s Certificate of Incorporation to increase to 300,000,000 the number of shares of Common Stock, par value $0.001 per share, which we are authorized to issue;

3.	To ratify the appointment of Kemp & Company ThermoEnergy’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

4.	To consider and act upon such other business as may be properly presented to the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.  The Board of Directors has fixed the close of business on November 6, 2009, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting or any postponement or adjournment.

A Proxy Card, ThermoEnergy’s Proxy Statement and its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, are enclosed with this Notice of Special Meeting in lieu of the 2009 Annual Meeting of Shareholders.  ThermoEnergy’s Board of Directors recommends that you vote FOR approval of the amendment to our Certificate of Incorporation,  FOR election of the nominees for director named in the Proxy Statement and FOR ratification of the appointment of Kemp & Company as independent public accountants for the fiscal year ending December 31, 2009.

All shareholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage prepaid envelope provided for that purpose.  Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

By order of the Board of Directors,

Dennis C. Cossey, Chairman and Chief Executive Officer

November 23, 2009
Little Rock, Arkansas

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING IN LIEU OF THE 2009 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 2009:

This Proxy Statement and the accompanying Annual Report are available via the Internet at: http://thermoenergy.ir.stockpr.com/

Table of Contents

Questions and Answers about Voting and the Special Meeting	1
Proposal I – Election of Directors	4
Nominees	4
Directors who are not Nominees for Election at the Special Meeting	5
Committees of the Board of Directors	5
Shareholder Communications	7
Code of Ethics	7
Board Determination of Independence	7
Attendance at Annual Meeting and at Board and Committee Meetings	7
Compensation of the Board	7
Security Ownership by Certain Beneficial Owners, Directors and Executive Officers	8
Section 16(a) Beneficial Ownership Reporting Compliance	11
Executive Officers	11
Executive Compensation	12
Summary Compensation Table	12
Outstanding Equity Awards at December 31, 2008	13
Equity Compensation Plan Information	14
Employment Contracts and Agreements	14
Certain Relationships and Related Transactions	15
Audit Committee Report	15
Proposal II – Amendment of the Certificate of Incorporation to Increase the Number of Authorized shares of Common Stock to 300,000,00 Shares	18
Proposal III – Ratification of Appointment of Independent Registered Public Accounting Firm	20
Other Matters	21
Information Incorporated by Reference to Annual Report of Form 10-K	21
Proposed Certificate of Amendment to the Certificate of Incorporation	Annex A

i

THERMOENERGY CORPORATION

124 W. Capitol Avenue, Suite 880
Little Rock, Arkansas  72201
Telephone 501.376.6477
Facsimile 501.375.5249

November 23, 2009

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT VOTING AND THE SPECIAL MEETING IN LIEU OF THE 2009 ANNUAL MEETING

Q:	Why did I receive this proxy statement?

A:
The Board of Directors of ThermoEnergy Corporation  is soliciting your proxy to vote at the Special Meeting of Shareholders because you were a shareholder of ThermoEnergy as of the close of business on November 6, 2009, the record date, and are therefore entitled to vote at the meeting.  On the record date, there were no shares of Series B Convertible Preferred Stock outstanding, and, consequently, the holders of Series B Convertible Preferred Stock are not entitled to vote at the Special Meeting of Shareholders.

This Proxy Statement and Proxy Card, along with the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, are being mailed to shareholders as of the record date beginning on or about November 23, 2008.  The Proxy Statement summarizes the information you need to know to vote at the meeting.  You do not need to attend the meeting to vote your shares.

Q:	What am I voting on?

A:	● Election of three directors: Dennis C. Cossey, J. Winder Hughes III and Arthur S. Reynolds, each of whom is an incumbent director, have been nominated to serve until the 2010 Annual Meeting of Shareholders, or until their respective successors are elected or appointed.

● Approval of an amendment to the Certificate of Incorporation, which was adopted by the Board of Directors on November 13, 2009.

●   Ratification of the appointment of Kemp & Company ThermoEnergy’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

The Board of Directors recommends a vote FOR approval of the amendment to our Certificate of Incorporation, FOR election of the nominees to the Board of Directors, and FOR ratification of the appointment of Kemp & Company as ThermoEnergy’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

Q:  What is the voting requirement to approve the Amendment of the Certificate of Incorporation?  What is the voting requirement to elect the directors.  What is the voting requirement to ratify the appointment of Kemp & Company as independent public accountants?

A:
The proposal to amend the Certificate of Incorporation requires (i) the affirmative vote of a majority of the outstanding shares of Common Stock and Series A Convertible Preferred Stock (considered together as a single class) plus (ii) the affirmative vote of a majority of the outstanding shares of Common Stock (considered separately).  For the election of directors, the nominees must receive the affirmative vote of a plurality of the votes cast.  The proposal to ratify the appointment of Kemp & Company as independent public accountants requires the affirmative vote of a majority of the votes cast.  The voting requirements given in this answer assume that a quorum is present.

Q:  How many votes do I have?

A:	You are entitled to one vote for each share of ThermoEnergy’s Common Stock or Series A Convertible Preferred Stock that you hold. Shareholders do not have cumulative voting rights.

Q:  How do I vote?

A:	You may vote using any of the following methods:

(1)	Complete, sign and date the Proxy Card you receive and return it in the prepaid envelope; or

(2)	Attend the Special Meeting of Shareholders to vote in person.

If you return your signed Proxy Card but do not indicate your voting preferences, the persons named in the Proxy Card will vote FOR approval of the amendment to our Certificate of Incorporation,  FOR the election of the nominees for director, and FOR ratification of Kemp & Company as independent public accountants for 2009.

Q:  What can I do if I change my mind after I vote my shares?

A:	You may revoke your proxy at any time before it is voted at the Special Meeting of Shareholders by:

(1)	Sending written notice of revocation to the Secretary of ThermoEnergy;

(2)	Submitting a new paper ballot, after the date of the revoked proxy; or

(3)	Attending the Special Meeting of Shareholders and voting in person.

You may also be represented by another person at the meeting by executing a proper proxy designating that person.

Q:  What constitutes a quorum?

A:
As of the record date, 53,358,090 shares of Common Stock and 208,334 shares of Series A Convertible Preferred Stock were outstanding.  Except as otherwise required by law or the Certificate of Incorporation, the holders of the Common Stock and the holders of the Series A Convertible Preferred Stock vote together as a single class, with each share of Common Stock and each share of Series A Convertible Preferred Stock entitling the holder thereof to one vote.  The holders of a majority of the outstanding shares of Common Stock and Series A Convertible Preferred Stock (or 26,873,212 shares), present  in person or represented by proxy, constitute a quorum for the purpose of the meeting.  If you submit a properly executed proxy, then you will be considered part of the quorum.  If you are present or represented by proxy at the meeting, you will count toward a quorum.

Q:  Who can attend the Annual Meeting of Shareholders?

A:	All shareholders as of the record date may attend the Special Meeting of Shareholders.

Q:  Are there any shareholders that own more than 5% of ThermoEnergy’s outstanding Common Stock?

A:
As of November 6, 2009, David Gelbaum, Dennis C. Cossey, J. Winder Hughes III, Elise C. Roenigk, the Estate of P.L. Montesi, Security Management LLC, The Quercus Trust, Robert S. Trump, The Focus Fund, Empire Capital Management and Kevin B. Kimberlin each beneficially owned more than 5% of ThermoEnergy’s outstanding Common Stock.

Q:  When are the shareholder proposals due for the 2010 Annual Meeting of Shareholders?

A:
In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by December 31, 2009, to Dennis Cossey, Chairman and Chief Executive Officer, ThermoEnergy Corporation, 124 W. Capitol Avenue, Suite 880, Little Rock, Arkansas 72201.

If you notify us after March 1, 2010 of an intent to present a proposal at ThermoEnergy’s 2010 Annual Meeting of Shareholders, we will have the right to exercise discretionary voting authority with respect to your proposal, if presented at the meeting, without including information regarding it in our proxy materials.

Q:  What happens if the nominees for director are unable to serve as directors?

A:	If a nominee becomes unavailable for election, which we do not expect, votes will be cast for the substitute nominee or nominees who may be designated by the Board of Directors.

Q:  Who will be responsible for soliciting proxies?

A:
ThermoEnergy has neither hired nor paid for assistance in the distribution of proxy materials and solicitation of votes.  Employees, officers and directors of ThermoEnergy may solicit proxies, but will not be separately compensated for such solicitation.  We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL
OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

PROPOSAL I

ELECTION OF DIRECTORS

Unless otherwise directed in the proxy, the person named in the enclosed proxy card, or his substitute, will vote the proxy FOR the election of Dennis C. Cossey, J. Winder Hughes III and Arthur S. Reynolds to the Board of Directors.

The Board of Directors has set the number of directors constituting the Board of Directors at seven.  Four members of the Board of Directors are elected by the holders of our Series B convertible preferred stock and three members of the Board of Directors are elected by the holders of our Common Stock and our Series A Convertible Preferred Stock (voting together as a single class).  All directors serve one-year terms.  At the Special Meeting of Shareholders, three directors are to be elected by the holders of our Common Stock and our Series A Convertible Preferred Stock.  Dennis C. Cossey, J. Winder Hughes III and Arthur S. Reynolds currently serve on the Board of Directors and are being nominated for another term, expiring at the 2010 Annual Meeting of Shareholders.

Nominees

Dennis C. Cossey, age 63, has served as Chairman of the Board of Directors since 1990.  Mr. Cossey has been the Chief Executive Officer and a director of the Company since 1988.  Prior to joining the Company, Cossey served in executive and marketing positions at a number of companies, including IBM and Peter Kiewit and Sons Engineering.  Mr. Cossey is a member of several industry professional groups including the American Society of Naval Engineers, the US Naval Institute, the National Safety Council, the American Chemical Society, the Asia Pacific Water Council, and the Association of Energy Engineers.  Mr. Cossey has testified before Congress on various environmental issues.

J. Winder Hughes III, age 51, has been a director of the Company since July 2009.  Since 1995, Mr. Hughes has served as the managing partner of Hughes Capital Investors, LLC, which manages private assets and raises money for small public companies.  He formed the Focus Fund, LP in 2000 (with Hughes Capital as the fund manager), which is a highly-concentrated equity partnership that focuses on publicly-traded emerging growth companies.  From 1983 to 1995, Mr. Hughes was an investment executive, first with Kidder Peabody & Co. and subsequently with Prudential Securities.

Arthur S. Reynolds, age 65, has been a director of the Company since 2008.  From August 3, 2009 through November 16, 2009, Mr. Reynolds served as our interim Chief Financial Officer, and except during that period, has been Chairman of the Audit Committee of the Board of Directors.  He is the founder of Rexon Limited of London and New York where, since 1999, he has served as managing director. Mr. Reynolds was founder and, from 1997 to 1999, managing partner of London-based Value Management & Research (UK) Limited.   Mr. Reynolds was the founder and, from 1982 to 1997, served as managing director of Ferghana Financial Services Limited.  Prior thereto, Mr. Reynolds held executive positions at Merrill Lynch International Bank Limited, Banque de la Société Financière Européene, J.P. Morgan & Company and Mobil Corporation.  Mr. Reynolds is a director of Apogee Technology, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION
OF THE NOMINEES.

Directors who are not Nominees for Election at the Special Meeting

The following members of the Board of Directors have been elected by the holders of our Series B Convertible Preferred Stock, are not candidates for election at the Special Meeting of Shareholders, and will continue to serve as directors following the Special Meeting:

David Anthony, age 48, has been a director of the Company since October 2009.  He is an experienced entrepreneur, venture capitalist, and educator. He is Managing Director of 21 Ventures, a position he has held since 2003, and sits on the boards of Agent Video Intelligence, Axion Power International, Inc., 3GSolar, BioPetroClean, Juice Wireless, Open Energy and VOIP Logic. Prior to 21 Ventures, Mr. Anthony launched Notorious Entertainment, a developer of multimedia brands.

Joseph P. Bartlett, age 51, has been a director of the Company since October 2009.  He is counsel to The Quercus Trust and has practiced corporate and securities law since 1985.  From September 2004 until August 2008 he was a partner at Greenberg Glusker LLP in Los Angeles, California, and from September 2000 until September 2004 he was a partner at Spolin Silverman Cohen and Bartlett LLP.  Mr. Bartlett is a director of Axion Power International, Inc.

David Gelbaum, age 60, has been a director of the Company since October 2009.  He previously served as a member of the Board of Directors from September 2008 until January 2009.   Since 2002, Mr. Gelbaum has been a private investor. From 1989 until 2002, he performed quantitative modeling for stock price returns and derivative securities for TGS Management, and from 1972 until 1989 he worked at Oakley & Sutton in a similar capacity. Mr. Gelbaum is a trustee of The Quercus Trust and sits on the board of Axion Power International, Inc.

Shawn R. Hughes, age 49, has been a director of the Company since October 2009.  He previously served as a member of the Board of Directors from September 2008 until January 2009.  He has served as President and Chief Operating Officer of the Company since January 1, 2008. From June 15, 2007 through December 31, 2007, he was employed by us to assist the Chief Executive Officer in administering corporate affairs and overseeing all of our business operating functions. Previously, Mr. Hughes served as President and Chief Operating Officer of Mortgage Contract Services (from November 2006 to May 2007) and as Chief Executive Officer of Fortress Technologies (from 2001 to October 2006).

Committees of the Board of Directors

Compensation and Benefits Committee.  The Compensation and Benefits Committee consists of Mr. Anthony, as Chairman, Mr. Bartlett and Mr. Gelbaum.  This committee makes recommendations to the Board of Directors on compensation generally, executive officer salaries, bonus awards, stock option grants, special awards and supplemental compensation.  The Compensation and Benefits Committee consults generally with management on matters concerning executive compensation and other compensation issues where Board of Directors or shareholder action is contemplated.  The Board has determined that all of the members of the Compensation and Benefits Committee are independent.

Audit Committee.  The Audit Committee consists of Mr. Reynolds, as Chairman, Mr. Winder Hughes, and Mr. Anthony.  This committee oversees the Company’s financial reporting process and internal controls.  The Audit Committee is governed by a written charter approved by the Board of Directors.  The charter sets out the Audit Committee’s membership requirements and responsibilities.  A copy of the Audit Committee charter was provided to shareholders as Annex A to the Company’s 2007 proxy statement.  As part of its duties, the Audit Committee consults with management and the Company’s independent registered public accounting firm during the year on matters related to the annual audit, internal controls, the published financial statements and the accounting principles and auditing procedures being applied.  The Audit Committee selects the Company’s registered public accounting firm, reviews the independent registered public accounting firm’s audit fees, discusses relationships with the auditor, and reviews and approves in advance non-audit services to ensure no compromise of independence.  The Board has determined that all of the members of the Audit Committee except Mr. Reynolds are independent and that all of the members are audit committee financial experts (as defined in Item 407(d)(5)(ii) of Regulation S-K).  Mr. Reynolds is not considered independent due to his service as interim Chief Financial Officer during the period August 3 through November 16, 2009 but, because of Mr. Reynolds’s prior service as an independent member of the Audit Committee, the extraordinary circumstances under which he agreed to serve as interim Chief Financial Officer, and the brief period of such service, the Board of Directors has determined that Mr. Reynolds will be able to exercise independent judgment as a member of the Audit Committee and that his service as Chairman of the Audit Committee is in the best interests of the Company and its shareholders.

Nominating Committee.  The directors elected by the holders of our Common Stock and our Series A Convertible Preferred Stock (Messrs. Cossey, Winder Hughes, and Reynolds) serve as the Nominating Committee, with Mr. Cossey serving as Chairman.  The Nominating Committee identifies the individuals to be nominated for election to the Board of Directors by the holders of our Common Stock and our Series A Convertible Preferred Stock.  In considering candidates, the Nominating Committee seeks to assure that the Board of Directors will include persons with a variety of skills and experience, including at least one director with expertise in the areas of science and technology in which the Company operates and at least one director who qualifies as an audit committee financial expert.  The Nominating Committee does not have a charter.

The Nominating Committee will consider director candidates recommended by the shareholders if a nominating shareholder complies with the following requirements.  If a shareholder wishes to recommend a candidate to the Nominating Committee for consideration as a candidate for election to the Board of Directors, the shareholder must submit in writing to the Nominating Committee the nominee’s name and a brief resume setting forth the nominee’s business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve.  This information must be delivered to the Chairman of the Nominating Committee at the following address: ThermoEnergy Corporation, 124 W. Capitol Avenue, Suite 880, Little Rock, Arkansas 72201, and must be received no later than December 31 in any year to be considered as a potential director nominee at the Annual Meeting of Shareholders for the following year.  The Nominating Committee may request additional information if it determines a potential candidate may be an appropriate nominee.

Shareholder Communications

The Board of Directors does not have a formal policy for shareholder communications to the Board of Directors.  The small size of the Board of Directors and the simple administrative structure of ThermoEnergy permits shareholders to have easy access to ThermoEnergy’s management and its directors for any communications, including those pertaining to director nominations as set forth above.  Shareholder inquiries, suggestions and other communications may be directed to ThermoEnergy’s Chairman and Chief Executive Officer at ThermoEnergy Corporation, 124 W. Capitol Avenue, Suite 880, Little Rock, Arkansas 72201.

Code of Ethics

A copy of the Company’s Code of Business Conduct and Ethics, including additional provisions which apply to the chief executive officer and senior financial officers, may be obtained free of charge by making a written request to Investor Relations, ThermoEnergy Corporation, 124 W. Capitol Avenue, Suite 880, Little Rock, Arkansas 72201.

Board Determination of Independence

The Company’s securities are not listed on a national securities exchange or on an inter-dealer quotation system which has requirements that a majority of the board of directors be independent.  In determining which directors and which members of committees are “independent,” the Board of Directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the SEC and the Marketplace Rules of the Nasdaq Stock Market.  The Board of Directors has determined that each of Mr. Anthony, Mr. Bartlett, Mr. Gelbaum, and Mr. Winder Hughes does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that, consequently, each of these directors is an “independent director.” In determining the independence of our directors, the Board of Directors considered all transactions in which ThermoEnergy and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” below.

Attendance at the Annual Meeting and at Board and Committee Meetings

Although the Company does not have a requirement that all members of the Board of Directors attend the Annual Meeting of Shareholders, such attendance is strongly encouraged.  All of the directors then in office attended the 2008 Annual Meeting of Shareholders and the Company anticipates that all of the current directors will be present at the Special Meeting in lieu of the 2009 Annual Meeting of Shareholders. During the fiscal year ended December 31, 2008, the Board of Directors held five meetings and every director attended at least 75% of those meetings. During 2008, the Audit Committee held four meetings and Compensation and Benefits Committee held two meetings, and all members of those committees attended at least 75% of the meetings of their respective committees. The Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2008.

Compensation of the Board

Directors do not receive cash compensation for serving on the Board or its committees.  Non-employee directors are awarded annual grants of non-qualified stock options.  All directors are reimbursed for their reasonable expenses incurred in attending all board meetings.  We maintain directors and officers liability insurance.

The following table shows compensation for the fiscal year ended December 31, 2008 to our directors who were not also named executive officers:

Director Compensation (1)

	Fees Earned or	Option Awards
Name	Paid in Cash	($) (2)		Total ($)
Arthur Reynolds (3)	none	$10,920	(3)	$10,920
Paul A. Loeffler PhD(4)	none	$31,459	(4)	$31,459
Louis J. Ortmann DDS (5)	none	$31,459	(5)	$31,459
Martin A. Roenigk (6)	none	$21,051	(6)	$21,051

(1)
Certain columnar information required by Item 402(f)(2) of Regulation S-K has been omitted for categories where there was no compensation awarded to, or paid to, the named directors during the fiscal year ended December 31, 2008.

(2)
The reported amounts reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123R, and may include amounts from awards granted both in and prior to the fiscal year ended December 31, 2008.  As required, the amounts shown exclude the impact of any forfeitures related to service-based vesting conditions.  The actual amount realized by the director will likely vary based on a number of factors, including the Company’s performance, stock price fluctuations and applicable vesting.

(3)	An option to purchase 30,000 shares at an exercise price of $1.24 per share was granted to Mr. Reynolds on October 2, 2008. This option has a termination date of October 3, 2018.

(4)
An option to purchase 30,000 shares at an exercise price of $1.24 per share was granted to Dr. Loeffler on June 26, 2008.  This option has a termination date of June 30, 2018.  An option to purchase 11,900 shares at an exercise price of $1.75 was also granted to Dr. Loeffler on June 26, 2008.  This option has a termination date of June 30, 2018.  At December 31, 2008, Dr. Loeffler held options for the purchase of an aggregate of 141,900 shares, all of which were exercisable.

(5)
An option to purchase 30,000 shares at an exercise price of $1.24 per share was granted to Dr. Ortmann on June 26, 2008.  This option has a termination date of June 30, 2018.  An option to purchase 11,900 shares at an exercise price of $1.75 was also granted to Dr. Ortmann on June 26, 2008.  This option has a termination date of June 30, 2018.  At December 31, 2008, Dr. Ortmann held options for the purchase of an aggregate of 141,900 shares, all of which are exercisable.

(6)
An option to purchase 30,000 shares at an exercise price of $1.24 per share was granted to Mr. Roenigk on June 26, 2008.  This option has a termination date of June 30, 2018.  At December 31, 2008, Mr. Roenigk held options for the purchase of an aggregate of 80,000 shares, all of which are exercisable.

Security Ownership by Certain Beneficial Owners, Directors and Executive Officers

The following table sets forth certain information as of November 6, 2009 with respect to beneficial ownership of our Common Stock by each shareholder known by the Company to be the beneficial owner of more than 5% of our Common Stock and by each of our directors and executive officers and by all of the directors, nominees for election as director, and executive officers as a group.

Beneficial Owners (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class (3)

Directors, Nominees and Officers
David Anthony	0		*
Joseph P. Bartlett	0		*
Dennis C. Cossey	3,751,049	(4)	6.7%
David W. Delasanta	100,000	(5)	*
Alexander G. Fassbender	2,197,856	(6)	4.0%
David Gelbaum	32,953,334	(7)	41.3%
J. Winder Hughes III	11,600,000	(8)	18.8%
Shawn R. Hughes	952,500	(9)	1.8%
Teodor Klowan, Jr.	0		*
Arthur S. Reynolds	251,103	(10)	*
All executive officers, directors and nominees as a group (9 persons)	50,853,342	(11)	54.1%

5% Beneficial Owners
Quercus Trust
1835 Newport Blvd.
A109-PMC 467
Costa Mesa, CA 92627	32,953,334	(12)	41.3%

Security Investors, LLC
Security Benefit Place Topeka, Kansas 66636	5,064,663	(13)	9.5%

Robert S. Trump
89 10th Street Garden City, NY 11530	22,637,766	(14)	32.2%

Estate of P.L. Montesi 3504 North Hills Blvd North Little Rock, AR 72116	2,976,150	(15)	5.4%

Elise C. Roenigk PO Box 230 Eureka Springs, AR 72632	5,405,708	(16)	9.4%

The Focus Fund
PO Box 389
Ponte Vedra, FL 32004	11,600,000	(17)	18.8%

Empire Capital Management and Affiliates
One Gorham Island, Suite 201
Westport, CT 06880	10,651,182	(18)	17.2%

Kevin B. Kimberlin c/o Spencer Trask
535 Madison Avenue
New York, NY 10022	7,955,816	(19)	13.2%

*   Less than 1%

(1) Except as otherwise indicated in the beneficial ownership table, the address for each person listed is: c/o ThermoEnergy Corporation, 124 West Capitol Avenue, Suite 880, Little Rock, Arkansas 72201.

(2) Includes shares as to which such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power, as these terms are defined in Rule 13d-3(a) of the Exchange Act. Shares of Common Stock underlying options to purchase shares of Common Stock and securities convertible into shares of Common Stock, which are exercisable or convertible on, or become exercisable or convertible within 60 days after, June 30, 2009 are deemed to be outstanding with respect to a person or entity for the purpose of computing the outstanding shares of Common Stock owned by the particular person and by the group, but are not deemed outstanding for any other purpose.

 (3) Based on 53,538,090 shares of Common Stock issued and outstanding on November 6, 2009 plus, with respect to each individual or entity (but not with respect to other individuals or entities), the number of shares of Common Stock underlying options to purchase shares of Common Stock and securities convertible into shares of Common Stock, held by such individual or entity which are exercisable or convertible on, or which become exercisable or convertible within 60 days after, November 6, 2009.

(4) Includes 1,391,049 shares owned directly by Mr. Cossey or jointly with the estate of P.L. Montesi. Also includes 2,357,500 shares issuable upon the exercise of options.

(5) Includes 100,000 shares issuable upon the exercise of options.

(6) Includes 340,356 shares owned directly by Mr. Fassbender. Also includes 1,852,500 shares issuable upon the exercise of options.

(7) This beneficial ownership information is based on information contained in Amendment No. 3 to the Statement on Schedule 13D filed by The Quercus Trust and its trustees (including Mr. Gelbaum) on  October 22, 2009.  Includes 6,666,667 shares owned directly by The Quercus Trust, 15,120,000 shares issuable upon the exercise of warrants and 11,166,667 shares issuable upon conversion of convertible debt.

(8) Includes 3,300,000 shares owned by The Focus Fund and 8,300,000 shares issuable to The Focus Fund upon exercise of warrants or conversion of convertible debt.  Mr. Hughes is the Managing Director of The Focus Fund and may be deemed the beneficial owners or the securities held by such fund; he disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(9) Includes 102,500 shares owned directly by Mr. Hughes. Also includes 850,000 shares issuable upon the exercise of options.

(10)  Includes 70,000 shares issuable upon the exercise of options.  Also includes 181,103 shares issuable upon exercise of warrants held by Christine Reynolds, Mr. Reynolds’s wife.  Mr. Reynolds disclaims beneficial ownership of the shares issuable to Mrs. Reynolds.

(11)  Includes shares issuable upon exercise of options and warrants and conversion of convertible debt, as detailed in notes 4 through 10, above.

(12)  This beneficial ownership information is based on information contained in Amendment No. 3 to the Statement on Schedule 13D filed by The Quercus Trust and its trustees on October 22, 2009.  Includes 6,666,667 shares owned by The Quercus Trust, 15,120,000 shares issuable upon the exercise of warrants and 11,166,667 shares issuable upon conversion of convertible debt.

(13)  This beneficial ownership information is based on information contained in Amendment No. 1 to the Statement on  Schedule 13G filed by Security Investors, LLC on February 13, 2009.

(14) Includes 5,823,456 shares of Common Stock owned by Mr. Trump, 10,564,310 shares issuable upon the exercise of warrants and 6,250,000 shares issuable upon conversion of convertible debt.

(15) Includes 1,251,150 shares of stock owned directly by the estate of Mr. Montesi, by various members of Mr. Montesi’s family or jointly with ThermoEnergy’s Chief Executive Officer, Dennis Cossey. Also includes 1,725,000 shares of Common Stock issuable upon the exercise of options.

(16) Includes 669,589 shares owned directly by Mrs. Roenigk, and 6,893,982 shares issuable upon the exercise of warrants and conversion of convertible debt held by Mrs. Roenigk.

(17) Includes 3,300,000 shares owned by The Focus Fund and 8,300,000 shares issuable to The Focus Fund upon exercise of warrants or conversion of convertible debt.

(18)  This beneficial ownership information is based on information contained in Amendment No. 1 to the Statement on Schedule 13G filed by the group consisting of Empire Capital Management LLC and its affiliates on  October 16, 2009.  Includes 2,916,663 shares issuable upon conversion of outstanding convertible debt and 3,814,282 shares issuable upon exercise of warrants owned by Empire Capital Management LLC and its affiliates.

(19)  This beneficial ownership information is based on information contained in Amendment No. 1 to the Statement on Schedule 13D filed by Mr. Kimberlin on  July 22, 2008.  Includes 4,302,015 shares issuable upon conversion of convertible debt owned by Spencer Trask and its affiliates.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based on information supplied to the Company and filings made with the SEC, during the fiscal year ended December 31, 2008 none of our executive officers and directors and no person who owns more than 10% of our Common Stock failed to make a Section 16(a) filing on a timely basis.

EXECUTIVE OFFICERS

Set forth below is information regarding our Executive Officers who are not also members of our Board of Directors:

Alexander G. Fassbender, age 56, has been our Executive Vice President and Chief Technology Officer since November 1998.  He served as a member of our Board of Directors from June 2005 through October 2009.  Prior to joining the Company, Mr. Fassbender was Manager of Technology Commercialization at Battelle Memorial Institute (BMI) Pacific Northwest Laboratories, where he had held various positions since 1976.  Mr. Fassbender received his BS (Chemical Engineering) in 1976 from the University of California, Berkeley and his MBA in 1980 and his MS (Chemical Engineering) in 1988, both from the University of Washington, Seattle. Mr. Fassbender is a member of the National Coal Council, a federal advisory committee to the U.S. Secretary of Energy.

Teodor Klowan, Jr., age 41, was appointed as our Executive Vice President and Treasurer on November 2, 2009 and became our Chief Financial Officer on November 16, 2009.  Mr. Klowan has been a certified public accountant since 1991.  From November 2007 through February 2009 he was Chief Financial Officer and from May 2006 to November 2007 he was Vice President, Corporate Controller and Chief Accounting Officer of Nestor, Inc., a publicly held automated speed and red light technology company.  On June 3, 2009, a receiver was appointed by the Rhode Island Superior Court for the business and assets of Nestor, Inc.   Mr. Klowan was Corporate Controller of MatrixOne, Inc. in 2005 and Corporate Controller and Chief Accounting Officer at Helix Technology Corporation from 1999 to 2004. He was Assistant Corporate Controller of Waters Corporation from 1996 to 1999. Prior to 1996, Mr. Klowan worked in management and staff positions at Banyan Systems, Inc. and Ernst & Young.

David W. Delasanta, age 59, has been President of our subsidiary, CASTion Corporation, since December 15, 2008;  prior to assuming that position he was our Senior Vice-President for Marketing. Before joining ThermoEnergy in 2008, Mr. Delasanta had 30 years of experience in the environmental and energy fields.  From 1997 to 2007, he was Regional Vice-President, Business Development for Shaw Group, a major environmental and energy engineering firm.  From 1994 to 1997, he was Regional Director of Government Business Development  for ICF Kaiser Engineers.   Prior to 1994, he served in various management, sales and marketing positions at RESNA Industries, Air & Water Technologies, ACUREX, and SynGas Systems, and as a consultant with  DHR, a Washington DC consulting company where, among other things, he managed the technical support contract for the Department of Energy’s National Energy Plan for coal gasification.

Executive Compensation

Summary Compensation Table

The table set forth below summarizes the compensation earned by our named executive officers in 2008 and 2007.

Name and Principal Position	Year	Salary	Bonus		Option Awards (a)	All Other Compensation (b)	Securities Underlying Options (#)	Total

Dennis C. Cossey
Chairman of the Board and Chief	2008	$295,000	0		$774,093	$24,653	1,047,500	$1,093,746
Executive Officer	2007	$250,000	$194,375	(c)	$176,667	$28,000	350,000	$649,042

Andrew T. Melton
Executive Vice President, Treasurer and Chief Financial Officer	2008	$250,000	0		$83,159	$24,466	257,500	$357,625
	2007	$200,000	$194,375	(c)	$176,667	$35,500	350,000	$571,042

Alexander G. Fassbender
Executive Vice President and Chief Technology Office	2008	$295,000	0		$437,372	$109,000	662,500	$771,372
	2007	$281,400	$194,375	(c)	$176,667	$33,000	350,000	$652,442

Shawn R. Hughes (d)
President and Chief Operating Officer	2008	$275,000	0		$76,600	$12,000	250,000	$363,600
	2007	$137,500	$131,875	(e)	$245,760	$6,000	600,000	$521,135

David W. Delasanta (d)
President of
CASTion Corporation	2008	$150,000	0		$70,170	0	100,000	$220,170

Jeffrey R. Powell (d)
President and CEO of	2008	0	0		0	0	0	0
CASTion Corporation	2007	$186,250	$320,000		$108,833	0	300,000	$615,083

(a)
The amounts in the column “Options Award” reflect the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123R, for option awards granted pursuant to grants made by the Board of Directors. Assumptions used in the calculation of these amounts are included in Note 9 and Note 10 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2008.

(b)
The amounts in the column “All Other Compensation” reflect the following items: automobile expenses, medical and insurance reimbursement, temporary living expenses, moving relocation expense reimbursement and salary to executive officers’ spouses.

(c)	Includes a cash bonus of $125,000. Also includes a grant of 62,500 shares of common stock valued at $69,375.

(d)
Messrs. Hughes and Powell were appointed in 2007and the information with respect to their compensation during the year ended December 31, 2007 reflects partial-year information.  Mr. Powell resigned, effective January 1, 2008.  Mr. Delasanta was not an executive officer during the year ended December 31, 2007 and, consequently, no information is set forth with respect to his compensation during the year ended December 31, 2007.

(e)	Includes a cash bonus of $62,500. Also includes a grant of 62,500 shares of common stock valued at $69,375.

Certain columnar information required by Item 402(a) (2) of Regulation S-K has been omitted for categories where there has been no compensation awarded to, or paid to, the named executive officers required to be reported in the table during 2008.

Outstanding Equity Awards at December 31, 2008

The following table summarizes information concerning outstanding equity awards held by the named executive officers at December 31, 2008.  No named executive officer exercised options in the fiscal year ended December 31, 2008.

	Stock Option Awards
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Exercise	Expiration
Name	Exercisable	Unexerciable	Price ($)	Date

Dennis C. Cossey	250,000	none	$1.22	6/10/2010
	560,000	none	$1.29	9/15/2010
	150,000	none	$0.94	1/20/2011
	350,000	none	$1.11	1/02/2011
	797,500	none	$1.75	6/30/2018
	250,000	none	$1.50	2/27/2019

Andrew T. Melton	150,000	none	$1.22	6/10/2010
	40,000	none	$0.90	9/15/2010
	150,000	none	$0.94	1/20/2011
	350,000	none	$1.11	1/02/2011
	7,500	none	$1.75	6/30/2018
	250,000	none	$1.50	2/27/2019

Alexander G. Fassbender	250,000	none	$1.22	6/10/2010
	440,000	none	$1.29	9/15/2010
	150,000	none	$0.94	1/20/2011
	350,000	none	$1.11	1/02/2011
	412,500	none	$1.75	6/30/2018
	250,000	none	$1.50	2/27/2019

Shawn R. Hughes	600,000	none	$0.90	12/15/2010
	250,000	none	$1.50	2/27/2019

David W. Delasanta	100,000	none	$1.24	6/30/2018

Equity Compensation Plan Information

The following table sets forth the securities that are authorized for issuance under the equity compensation plans of ThermoEnergy as of December 31, 2008:

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(B) Weighted-average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity Compensation plans approved by security holders
2008 Incentive Stock Plan	120,000	$1.24	9,880,000
Equity Compensation plans not approved by security holders
Stock options	8,093,800	$1.23	0
Total	8,213,800	$1.23	0

Employment Contracts and Agreements

The Company has written employment agreements with each of its senior executives. In connection with the Series B Convertible Preferred Stock financing in November 2009, the Board of Directors has requested that the employment agreements with its senior executives be amended to provided for limited terms of employment, a reduction in base salary, and an adjustment in the severance arrangements.  The agreement with Shawn R. Hughes, the President and Chief Operating Officer, was amended on September 28, 2009 to reflect these changes and is described below,  The Company anticipates that the agreements with Messrs. Cossey and Fassbender will be revised prior to December 31, 2009  in accordance with the Board of Directors’ request.

The employment agreement with Dennis C. Cossey currently provides for a contract term of five years (extended, each month for an additional month), with a beginning base compensation of $200,000 (in 2005) for Mr. Cossey and minimum annual 15% increases in compensation capped at $1,500,000, after which annual increases will be determined on the basis of changes in the consumer price index.  At the request of the Compensation and Benefits Committee, Mr. Cossey waived the right to receive the annual increase in compensation scheduled for 2007 and 2008. The employment agreement also provides that Mr. Cossey will be eligible for discretionary incentive compensation of up to 100% of his base salary, as determined by the Compensation and Benefits Committee.  The employment agreement also entitle Mr. Cossey to periodic performance-based compensation if certain unusual, but significant, events occur, including but not limited to the acquisition of new technology, the execution of new contracts in excess of 20% of existing revenues and other events as determined by the Compensation and Benefits Committee.  In addition, the employment agreements provide that, upon the occurrence of a change in control of the Company, each officer will be entitled to receive a lump sum payment of five years’ base compensation from the date of such change of control, as well as an immediate vesting of all unvested stock options and/or restricted stock grants.  The employment agreement also contains certain restrictive covenants protecting trade secrets and prohibiting Mr. Cossey from competing with the Company or soliciting Company customers or employees for a period of one year after the termination of his employment.

The employment agreement with Alexander G. Fassbender, the Executive Vice President and Chief Technology Officer, currently provides for a continuous three-year term (subject to the Company’s right to terminate the annual extensions upon 60 days’ written notice), with a beginning base compensation of $135,000 (in 1998) with 15% annual increases, capped at $250,000, after which annual increases will be determined on the basis of changes in the consumer price index. Mr. Fassbender is also eligible for discretionary incentive compensation of up to 50% of his base salary, as determined by the Compensation and Benefits Committee. Upon the occurrence of a change in control of the Company, Mr. Fassbender shall be entitled to a lump sum payment equal to 2.99 years’ base compensation in effect on the date of such change of control.  The employment agreement also contains certain restrictive covenants protecting trade secrets and prohibiting Mr. Fassbender from competing with the Company or soliciting Company customers or employees for a period of one year after the termination of his employment.

On September 16, 2009 we entered into an Executive Employment Agreement with Shawn R. Hughes, the President and Chief Operating Officer.  The term of Mr. Hughes’s employment will expire on the earlier of (i) the date on which the Company has appointed both a new Chief Executive Officer as successor to Dennis C. Cossey and a new Chief Financial Officer as successor to Arthur S. Reynolds or (ii) March 31, 2010 (in either case, the “Termination Date”); provided, however, that the Termination Date may be extended on terms to be agreed, in good faith, by Mr. Hughes and the Board of Directors.  Mr. Hughes’s Executive Employment Agreement provides for a base salary of $150,000 per annum, with an entitlement to a bonus, upon completion of the current contract between the Company’s subsidiary, CASTion Corporation  and URS Corporation.  The agreement also contains certain restrictive covenants protecting trade secrets and prohibiting Mr. Hughes from competing with the Company or soliciting Company customers or employees for a period of one year after the termination of his employment.

On November 2, 2009 we entered into an Executive Employment Agreement with Teodor Klowan, Jr., the Executive Vice President, Treasurer and Chief Financial Officer, pursuant to which we have agreed to pay him an annual base salary of $175,000, with eligibility for performance bonuses, from time to time, in accordance with incentive compensation arrangements to be established by the Compensation Committee of our Board of Directors.  Mr. Klowan’s employment is terminable by either party upon 30 days’ written notice; provided that we may terminate Mr. Klowan’s employment immediately for “Cause” (as such term is defined in the Executive Employment Agreement) and Mr. Klowan may terminate his employment immediately for “Good Reason” (as such term is defined in the Executive Employment Agreement).  If Mr. Klowan’s employment is terminated for any reason other than (i) by us during a 90-day probationary period ending January 31, 2010, (ii) by us for Cause or (iii) voluntarily by Mr. Klowan without Good Reason, Mr. Klowan will be entitled to receive severance payments of $14,583 per month for six months following the termination of his employment, and we will keep in force for such six-month period all health insurance benefits afforded to Mr. Klowan and his family at the time of termination.  Mr. Klowan’s Executive Employment Agreement contains other conventional terms, including covenants relating to the confidentiality and non-use of our proprietary information and a provision prohibiting Mr. Klowan, for a period of one year following the termination of his employment, from competing against us or soliciting our customers or employees.

Certain Relationships and Related Transactions

The Company is a party to a license agreement with Alexander G. Fassbender, the Executive Vice President for Technology, under which Mr. Fassbender has granted to us an exclusive license in the patents and patent applications for ThermoFuel and Enhanced Biogas Production in the United States and certain foreign countries.  We are required to pay to Mr. Fassbender a royalty of 1% of net sales after the cumulative sales of all licensed products exceed $20,000,000.  In December 2007 Mr. Fassbender waived certain termination rights under the license agreement, agreed that we can assign or transfer the license without his consent in connection with a merger or a sale of all or a portion of our business and assets, and agreed that he would not transfer his interest in the license agreement without our consent.

The Company, Mr. Fassbender and Mr. Fassbender’s ex-wife are members of a limited liability company, ThermoEnergy Power Systems, LLC (“TEPS”), which owns  the TIPS technology and which is a 50% member of Babcock-Thermo Carbon Capture, LLC, our joint venture with Babcock Power.  ThermoEnergy holds an 85% ownership interest in TEPS and Mr. Fassbender and his ex-wife each own a 7.5% membership interest in TEPS.  The Operating Agreement of TEPS provides, among other things, that the interests of Mr. Fassbender and his ex-wife cannot be diluted and that Mr. Fassbender will not be obligated to make capital contributions to TEPS other than his initial contribution of intellectual property.

The Company and Rexon Limited, a company controlled by Arthur S. Reynolds a member of the Board of Directors, entered into a consulting agreement on August 21, 2009, pursuant to which Mr. Reynolds has provided services as the Company’s interim Chief Financial Officer.  Under the Consulting Agreement, the Company has paid Rexon a retainer of $15,000 per month, has agreed to reimburse Rexon for all reasonable and customary expenses incurred by it in connection with Mr. Reynolds’s services, and issues to Rexon warrants, on the first business day of each month, commencing on August 1, 2009, for the purchase of that number of shares of Common Stock determined by dividing (i) $15,000 by (ii) the market price per share of the Common Stock on such date.  Upon the successful consummation of a recapitalization, the Company has agreed to pay Rexon a success fee in an amount to be agreed by Rexon and the Compensation Committee of the Board of Directors; such success fee may be paid in cash, through the issuance of securities, or by a combination thereof.  The Company may terminate the services of Mr. Reynolds under the Consulting Agreement at any time upon 180 days’ written notice.

The Board of Directors has adopted a policy whereby all transactions between us and any of our affiliates, officers, directors, principal shareholders and any affiliates of the foregoing must be approved in advance by the disinterested members of the Board of Directors based on a determination that the terms of such transactions are no less favorable to us than would prevail in arm’s-length transactions with independent third parties.

Audit Committee Report

The Audit Committee reviews the financial reporting process of ThermoEnergy Corporation (the “Company”) on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.  The Company’s independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee monitors these processes.

The composition of the Audit Committee has changed significantly during the period commencing January 1, 2008, due to the resignation of Lowell E. Faulkenberry as a director on September 30, 2008, the appointment of Arthur S. Reynolds to the Audit Committee on October 2, 2008, Mr. Reynolds’s temporary departure from the Audit Committee during his service as interim Chief Financial Officer from August 3, 2009 through November 16, 2009, the resignation of Paul A. Loeffler as a director on October 15, 2009, the appointment of  J. Winder Hughes III to the Audit Committee on July 28, 2009, and the appointment of David Anthony to the Audit Committee on October 15, 2009.

The Audit Committee has met and held discussions with management and the independent public accountants.  Management represented to us that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements and related disclosures with management and the independent public accountants, including a review of the significant management judgments underlying the financial statements and disclosures.  The Audit Committee also discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent public accountants, the auditors' independence from the Company and its management, and also considered whether the non-audit services performed during fiscal year 2008 by the independent public accountants is compatible with maintaining the accountants’ independence.  The independent public accountants have provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Committee discussed with the Company's independent public accountants the overall scope and plans for its audit. The Committee met with the independent public accountant, with and without management present, to discuss the results of its examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The independent public accountants report to us and to the Board.  The Audit Committee has sole authority to appoint (subject to shareholder ratification) and to terminate the engagement of the independent public accountants.  Following a review of the independent public accountants’ performance and qualifications, including management’s recommendation, the Audit Committee approved the reappointment of Kemp and Company as the Company’s independent auditing firm for the 2008 fiscal year.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

In consultation with the Company’s management and the independent public accountants, the Audit Committee determined that the Company’s internal controls as of December 31, 2008 were deficient in that (i) the Company had not allocated adequate resources to ensure that necessary internal controls were implemented and followed throughout the Company, (ii) the Company’s period-end reporting process did not provide sufficiently timely and accurate financial statements and required disclosures, (iii) there was a lack of segregation of duties in the Company’s significant accounting functions, (iv) the Company’s contract administration and accounting procedures were deficient, and (v) the Company’s former Chief Financial Officer (who resigned on August 3, 2009 following a report to the Board of Directors by the Audit Committee and a vote by the Board of Directors to terminate his employment for cause) engaged in acts that resulted in significant adjustments to the 2008 consolidated financial statements and subjected the Company to potential criminal and/or civil action with respect to the impact of the Company’s unpaid payroll tax matters.

Audit Committee

Arthur S. Reynolds, Chairman
David Anthony
J. Winder Hughes III

PROPOSAL II

AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
TO 300,000,000 SHARES

Our Certificate of Incorporation currently authorizes the Company to issue 150,000,000 shares of Common Stock, par value $0.001 per share.   The Board of Directors proposes to amend the Certificate of Incorporation to authorize 300,000,000 shares of Common Stock. The additional authorized shares of Common Stock would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock now issued and outstanding.

We propose to amend the Certificate of Incorporation for the sole purpose of increasing the number of authorized shares of Common Stock, as set forth in Annex A. If amended, the first paragraph of Article Fourth of the Company’s Certificate of Incorporation shall read as follows (the underlined portion represents the proposed change):

“Fourth:  The total number of shares of stock that this Corporation is authorized to issue is three hundred twenty million (320,000,000) shares, of which three hundred million (300,000,000) shares shall be Common Stock, par value $0.001 per share, and twenty million (20,000,000) shares shall be Preferred Stock, par value $0.01 per share. Of the authorized Preferred Stock, ten million (10,000,000) shares shall be designated “Series A Convertible Preferred Stock” and shall have the rights, preferences, powers, qualifications, restrictions and limitations set forth in Exhibit A hereto, and the remaining ten million (10,000,000) shares shall be undesignated.  Subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, the Board of Directors of this Corporation is authorized to issue the undesignated Preferred Stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the Board of Directors in a resolution or resolutions providing for the issuance of such Preferred Stock.  Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of this Corporation and each share of Common Stock shall be entitled to one vote.”

The proposed amendment to the Company’s Certificate of Incorporation is attached hereto as Annex A. The Company has no present commitments, agreements, or intent to issue additional shares of Common Stock, other than with respect to currently reserved shares issuable upon conversion of outstanding shares of our Preferred Stock, upon exercise of  outstanding stock options or stock options and other stock purchase rights under our 2008 Incentive Stock Plan, or upon exercise of outstanding warrants or conversion of outstanding convertible debt.

The Board of Directors believes it is desirable to increase the number of shares of Common Stock to provide the Company with adequate flexibility in the future to be able to raise capital to fund operations and corporate expansion .  Having additional shares of authorized Common Stock available will enable the Board of Directors to consider corporate opportunities, such as acquisitions of other companies or of rights in technologies or the establishment of strategic relationships,  that may arise and would require that we have sufficient available shares.  Except as set forth below, the Company does not have any specific plans engage in any such transactions or to issue any shares of Common Stock in connection with any acquisition or strategic partnership.

We are proposing this amendment in part to assure that we will have sufficient shares of Common Stock to meet our obligations upon conversion of all of the shares of Series B Convertible Preferred Stock and upon exercise of all of the Common Stock Purchase Warrants that we may issue in the future pursuant to a Securities Purchase Agreement dated November 16, 2009 (the “Securities Purchase Agreement”), pursuant to which we issued 3,037,951 shares of Series B Convertible Preferred Stock and (ii) five-year warrants to purchase an aggregate of 6,040,000 shares of our Common Stock at an exercise price of $0.50 per share. Subject to the satisfaction of certain conditions set forth in the Securities Purchase Agreement, we have agreed to issue an additional 1,253,332 shares of Series B Convertible Preferred Stock and warrants to purchase an aggregate of 12,800,000 additional shares of our Common Stock.  If all of the shares of Series B Convertible Preferred Stock issuable pursuant to the Securities Purchase Agreement were converted by their terms into shares of Common Stock, and all of the Common Stock Purchase Warrants issuable pursuant to the Securities Purchase Agreement were exercised in full, we would be obligated to issue an total of 61,752,830 shares of Common Stock.  The Company does not currently have enough shares of Common Stock authorized to permit the full exercise of all issued and outstanding warrants  or the full conversion of convertible instruments currently outstanding and the full exercise of all Common Stock Purchase Warrants and conversion of all shares of Series B Convertible Preferred Stock which we may be required to issue in the future.

The proposed amendment to our Certificate of Incorporation would permit the issuance of additional shares of Common Stock up to the new 300,000,000 maximum authorization without further action or authorization by shareholders (except as may be required in a specific case by law or by the  rules of any exchange or quotation service that may in the future be applicable to the Company). The Board of Directors believes it is prudent for the Company to have this flexibility. However, the issuance of additional shares of Common Stock would dilute the ownership and voting rights of existing shareholders. The availability for issuance of additional shares of Common Stock could discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Company is not aware of any pending or threatened efforts to acquire control of the Company.

Vote Required

Approval of the proposal to amend our Certificate of Incorporation will require the affirmative vote of the holders of at least a majority of the shares of Common Stock and Series A Convertible Preferred Stock outstanding on the Record Date (considered as a single class), or 26,873,212 shares. Such approval will also require the affirmative vote of the holders of at least a majority of the shares of Common Stock outstanding on the Record Date (voting separately), or 26,679,045 shares.

Recommendation of Board of Directors

On November 13, 2009, our Board of Directors recommended the amendment to Article Fourth of our Certificate of Incorporation to bring the total number of authorized shares of Common Stock to 300,000,000, as set forth in Annex A, and directed that the amendment be submitted for approval by the Company’s shareholders as required by the Delaware General Corporation Law

PROPOSAL III

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Audit Committee has, subject to ratification by the shareholders at the Special Meeting in lieu of the 2009 Annual Meeting, appointed Kemp & Company to serve as ThermoEnergy’s independent public accounting firm for fiscal year ending December 31, 2009.

Kemp & Company served in this capacity for fiscal year 2008, and has reported on ThermoEnergy’s financial statements for the year ended December 31, 2008.

A representative of Kemp & Company is expected to be present at the Special Meeting in lieu of the 2009 Annual Meeting of Shareholders.  The representative will have the opportunity to make a statement at the meeting if he desires to do so and is expected to be available to respond to appropriate questions.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountants

The Audit Committee reviews and approves in advance any audit and permitted non-audit services to be provided by ThermoEnergy’s independent public accountants. The Audit Committee has the sole authority to make these approvals.

The following describes the current policies and procedures of the Audit Committee with respect to pre-approval of audit and permissible non-audit services:

Audit Services.  All audit services must be pre-approved by the Audit Committee.  The Audit Committee approves the annual audit services engagement and, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope, company structure, or other matters.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also grant pre-approval for other audit services, which are those services that only the independent public accountant reasonably can provide.

Non-Audit Services.  The Audit Committee's policy is to pre-approve all permissible non-audit services provided by the independent public accountants.  These services may include audit-related services, tax services and other services.  The independent public accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

Fees billed to the Company by Kemp & Company, our independent public accountants for fiscal years 2007 and 2008, all of which were approved by the Audit Committee, were comprised of the following:

Audit Fees. Kemp & Company’s fee for its audit of the Company’s annual financial statements, its review of the financial statements included in the Company’s quarterly reports on Forms 10−QSB and 10-Q, audits of statutory filings, comfort letter procedures and review of other regulatory filings for 2008 and 2007 were $97,000 and $80,000, respectively.

Audit Related Fees. No fees were billed to the Company for audit related services in 2007 or 2008.

Tax Fees. Kemp & Company’s fees for tax services provided to the Company, including tax compliance, tax advice and planning, totaled $5,000 in 2008 and $1,000 in 2007.

All Other Fees. No other fees were billed to the Company by Kemp & Company in 2008 or 2007 for “other services.”

In accordance with the Audit Committee’s pre-approval policy, all audit services performed by Kemp & Company, the Company’s independent public accountants, during 2007 and 2008 were approved at the time such firm was engaged to serve as the Company’s independent public accounts for such fiscal years.  The Audit Committee reviewed and approved, as consistent with the Company’s policies and procedures, the tax services performed for the Company in 2007 and 2008 by Kemp & Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
RATIFICATION OF THE APPOINTMENT OF KEMP & COMPANY.

INFORMATION INCORPORATED BY REFERENCE

The following information is incorporated into this Proxy Statement by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, a copy of which is delivered with this Proxy Statement:

(a)	Our audited financial statements as of, and for the year ended, December 31, 2008; and
(b)	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the meeting.  However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment in such matters.

November 23, 2009
Little Rock, Arkansas

Annex A

Certificate of Amendment

to the Certificate of incorporation

of

ThermoEnergy Corporation

ThermoEnergy Corporation, a corporation organized and existing under and by virtue of the Delaware General Corporation Law, does hereby certify as follows:

The Board of Directors of the Corporation has duly adopted, pursuant to Section 242 of the Delaware General Corporation Law, a resolution setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable.  The stockholders of the Corporation have duly approved said proposed amendment, in accordance with Section 242 of the Delaware General Corporation Law, at a special meeting called and held upon notice in accordance with Section 222 of the Delaware General Corporation Law.  The resolution setting forth the amendment is as follows:

Resolved:
That this Board of Directors of the Corporation recommends and deems it advisable that the Corporation’s Certificate of Incorporation be amended by deleting in its entirety the first paragraph of Article Fourth and substituting in place thereof the following new text:

“Fourth:  The total number of shares of stock that this Corporation is authorized to issue is three hundred twenty million (320,000,000) shares, of which three hundred million (300,000,000) shares shall be Common Stock, par value $0.001 per share, and twenty million (20,000,000) shares shall be Preferred Stock, par value $0.01 per share. Of the authorized Preferred Stock, ten million (10,000,000) shares shall be designated “Series A Convertible Preferred Stock” and shall have the rights, preferences, powers, qualifications, restrictions and limitations set forth in Exhibit A hereto, and the remaining ten million (10,000,000) shares shall be undesignated.  Subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, the Board of Directors of this Corporation is authorized to issue the undesignated Preferred Stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the Board of Directors in a resolution or resolutions providing for the issuance of such Preferred Stock.  Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of this Corporation and each share of Common Stock shall be entitled to one vote.”

* * *

In witness whereof, the Corporation has caused this Certificate of Amendment to be duly executed this ___  day of December 2009.

ThermoEnergy Corporation
/s/ Shawn R. Hughes
Shawn R. Hughes, President

THERMOENERGY CORPORATION
124 WEST CAPITOL AVE
SUITE 880
LITTLE ROCK, AR 72201

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M18319 - P86915 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

THERMOENERGY CORPORATION

Vote on Directors

	For All	Withhold All	For All Except
1. Election of three Directors to serve until the 2010 Annual Meeting of Shareholders, or until their respective successors are elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) DENNIS C. COSSEY
02) J. WINDER HUGHES, III
03) ARTHUR S. REYNOLDS

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Approval of the Amendment to the Certificate of Incorporation.	☐	☐	☐
3. Ratification of the appointment of Kemp & Company as the independent public accountants of ThermoEnergy for the fiscal year 2009.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) on the Proxy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10K are available at www.proxyvote.com.

M18320 - P86915

PROXY

DECEMBER 15, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dennis C. Cossey and Shawn R. Hughes, and each of them acting alone, with full power of substitution, as proxy of the undersigned, to vote all shares held of record by the undersigned or which the undersigned is entitled to vote, as designated on the reverse side and upon all subjects that may properly come before the meeting, at the Special Meeting in lieu of the 2009 Annual Meeting of Shareholders of ThermoEnergy Corporation, to be held 10:00 a.m., local time, on December 15, 2009, and any adjournments and postponements of said meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR RATIFICATION OF KEMP & COMPANY AS THE INDEPENDENT PUBLIC ACCOUNTANTS AND FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AS SET FORTH IN THE PROXY STATEMENT AND, IN THE DISCRETION OF THE PROXY HOLDER, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Changes/Comments: ______________________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE